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                                                                  Exhibit (e)(4)
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          S E R V I C E  R E Q U E S T

                       P L A T I N U M
                        Investor(R) IV
             AIG AMERICAN GENERAL LIFE

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PLATINUM INVESTOR IV -- FIXED OPTION                            MFS Variable Insurance Trust
  . Division 301 - AGL Declared Fixed Interest Account            . Division 535 - MFS Capital Opportunities
PLATINUM INVESTOR IV -- VARIABLE DIVISIONS                       . Division 533 - MFS Emerging Growth
AIM Variable Insurance Funds                                      . Division 536 - MFS New Discovery
  . Division 510 - AIM V.I. International Growth                  . Division 534 - MFS Research
  . Division 675 - AIM V.I. Core Equity                         Neuberger Berman Advisers Management Trust
The Alger American Fund                                           . Division 537 - Mid-Cap Growth
  . Division 513 - Alger American Leveraged AllCap              Oppenheimer Variable Account Funds
  . Division 512 - Alger American MidCap Growth                   . Division 538 - Oppenheimer Balanced
American Century Variable Portfolios, Inc.                        . Division 539 - Oppenheimer Global Securities
  . Division 514 - VP Value                                     PIMCO Variable Insurance Trust
Credit Suisse Trust                                               . Division 680 - PIMCO CommodityRealReturn Strategy
  . Division 515 - Small Cap Growth                               . Division 541 - PIMCO Real Return
Dreyfus Investment Portfolios                                     . Division 540 - PIMCO Short-Term
  . Division 516 - MidCap Stock                                   . Division 542 - PIMCO Total Return
Dreyfus Variable Investment Fund                                Pioneer Variable Contracts Trust
  . Division 518 - Developing Leaders                             . Division 679 - Mid Cap Value VCT
  . Division 517 - Quality Bond                                 Putnam Variable Trust
Fidelity Variable Insurance Products                              . Division 543 - Putnam VT Diversified Income
  . Division 522 - VIP Asset Manager                              . Division 544 - Putnam VT Growth and Income
  . Division 521 - VIP Contrafund                                 . Division 545 - Putnam VT Int'l Growth and Income
  . Division 519 - VIP Equity-Income                            SunAmerica Series Trust
  . Division 676 - VIP Freedom 2020                               . Division 547 - Aggressive Growth
  . Division 677 - VIP Freedom 2025                               . Division 546 - SunAmerica Balanced
  . Division 678 - VIP Freedom 2030                             The Universal Institutional Funds, Inc.
  . Division 520 - VIP Growth                                     . Division 548 - Equity Growth
  . Division 523 - VIP Mid Cap                                    . Division 549 - High Yield
Franklin Templeton Variable Insurance Products Trust            VALIC Company I
  . Division 526 - Franklin Templeton Foreign Securities          . Division 550 - International Equities
  . Division 525 - Franklin Templeton Mutual Shares Securities    . Division 551 - Mid Cap Index
  . Division 527 - Franklin Templeton Small Cap Value             . Division 552 - Money Market I
                   Securities                                     . Division 553 - Nasdaq-100 Index
  . Division 524 - Franklin Templeton U.S. Government             . Division 556 - Science & Technology
Janus Aspen Series                                                . Division 555 - Small Cap Index
  . Division 528 - International Growth                           . Division 554 - Stock Index
  . Division 530 - Mid Cap Growth                               Van Kampen Life Investment Trust
  . Division 529 - Worldwide Growth                               . Division 559 - Growth and Income
J.P. Morgan Series Trust II                                     Vanguard Variable Insurance Fund
  . Division 532 - JPMorgan Mid Cap Value                         . Division 557 - High Yield Bond
  . Division 531 - JPMorgan Small Company                         . Division 558 - REIT Index


AGLC101335                                                                                                                   REV0506
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[LOGO] AIG AMERICAN GENERAL                                                                                  Variable Universal Life
                                                                                                           Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
A member company of American International Group, Inc.                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258
                                                                                                               . Fax: (713) 620-6653

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[ ] POLICY             1.  POLICY #: ___________________________ Insured: _________________________________________________________
    IDENTIFICATION
                           Address: ________________________________________________________________________ New Address (yes) (no)

COMPLETE THIS SECTION FOR  Primary Owner (If other than an insured): _______________________________________
ALL REQUESTS.
                           Address: ________________________________________________________________________ New Address (yes) (no)

                           Primary Owner's S.S. No. or Tax I.D. No._____________________Phone Number: ( )_____________-____________

                           Joint Owner (If applicable): __________________________________________________________

                           Address: ________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE       2.  Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section if   Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or   ____________________________________________________   _________________________________________________
Beneficiary has changed.
(Please note, this does    Reason for Change: (Circle One) Marriage     Divorce   Correction    Other (Attach copy of legal proof)
not change the Insured,
Owner, Payor or
Beneficiary designation).

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[ ] CHANGE IN          3.  INVESTMENT DIVISION                   PREM % DED %   INVESTMENT DIVISION                   PREM % DED %
    ALLOCATION
    PERCENTAGES            (301) AGL Declared Fixed                             Neuberger Berman Advisers Management Trust
                            Interest Account                     ______ ______  (537) Mid-Cap Growth                 ______ ______
Use this section to        AIM Variable Insurance Funds                         Oppenheimer Variable Account Funds
indicate how premiums or   (510) AIM V.I. International Growth   ______ ______  (538) Oppenheimer Balanced           ______ ______
monthly deductions are to  (675) AIM V.I. Core Equity*           ______ ______  (539) Oppenheimer Global Securities  ______ ______
be allocated. Total        The Alger American Fund                              PIMCO Variable Insurance Trust
allocation in each column  (513) Alger American Leveraged AllCap ______ ______  (680) PIMCO CommodityRealReturn
must equal 100%; whole     (512) Alger American MidCap Growth    ______ ______        Strategy                       ______ ______
numbers only.              American Century Variable Portfolios, Inc.           (541) PIMCO Real Return              ______ ______
                           (514) VP Value                        ______ ______  (540) PIMCO Short-Term               ______ ______
* This investment          Credit Suisse Trust                                  (542) PIMCO Total Return             ______ ______
option is available        (515) Small Cap Growth                ______ ______  Pioneer Variable Contracts Trust
only for owners whose      Dreyfus Investment Portfolios                        (679) Mid Cap Value VCT              ______ ______
policies were effective    (516) MidCap Stock*                   ______ ______  Putnam Variable Trust
before 5/1/06.             Dreyfus Variable Investment Fund                     (543) Putnam VT Diversified Income   ______ ______
                           (518) Developing Leaders*             ______ ______  (544) Putnam VT Growth and Income*   ______ ______
** This investment        (517) Quality Bond*                   ______ ______  (545) Putnam VT Int'l Growth and
option is not available    Fidelity Variable Insurance Products                       Income                         ______ ______
for any purpose except to  (522) VIP Asset Manager               ______ ______  SunAmerica Series Trust
transfer Accumulation      (521) VIP Contrafund                  ______ ______  (547) Aggressive Growth              ______ ______
Value to other investment  (519) VIP Equity-Income               ______ ______  (546) SunAmerica Balanced            ______ ______
options.                   (676) VIP Freedom 2020                ______ ______  The Universal Institutional Funds, Inc.
                           (677) VIP Freedom 2025                ______ ______  (548) Equity Growth*                 ______ ______
                           (678) VIP Freedom 2030                ______ ______  (549) High Yield*                    ______ ______
                           (520) VIP Growth                      ______ ______  VALIC Company I
                           (523) VIP Mid Cap                     ______ ______  (550) International Equities         ______ ______
                           Franklin Templeton Variable Insurance Products Trust (551) Mid Cap Index                  ______ ______
                           (526) FT Foreign Securities           ______ ______  (552) Money Market I                 ______ ______
                           (525) FT Mutual Shares Securities     ______ ______  (553) Nasdaq-100 Index               ______ ______
                           (527) FT Small Cap Value Securities   ______ ______  (556) Science & Technology           ______ ______
                           (524) FT U.S. Government              ______ ______  (555) Small Cap Index                ______ ______
                           Janus Aspen Series                                   (554) Stock Index                    ______ ______
                           (528) International Growth            ______ ______  Van Kampen Life Investment Trust
                           (530) Mid Cap Growth                  ______ ______  (559) Growth and Income              ______ ______
                           (529) Worldwide Growth*               ______ ______  Vanguard Variable Insurance Fund
                           J.P. Morgan Series Trust II                          (557) High Yield Bond                ______ ______
                           (532) JPMorgan Mid Cap Value**          NA   ______  (558) REIT Index                     ______ ______
                           (531) JPMorgan Small Company          ______ ______  Other:_______________________        ______ ______
                           MFS Variable Insurance Trust                                                                100%   100%
                           (535) MFS Capital Opportunities*      ______ ______
                           (533) MFS Emerging Growth*            ______ ______
                           (536) MFS New Discovery               ______ ______
                           (534) MFS Research                    ______ ______

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AGLC101335                                                      PAGE 2 OF 5                                                  REV0506
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[ ] MODE OF PREMIUM    4.  Indicate frequency and premium amount desired: $______Annual $_________  Semi-Annual $________  Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                         $_________ Monthly (Bank Draft Only)

                           Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
Use this section to                                                                   (attach a Bank Draft Authorization Form and
change the billing                                                                    "Void" Check)
frequency and/or method
of premium payment. Note,  Start Date: ______/ ______/ ______
however, that AGL will
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.
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[ ] LOST POLICY        5.  I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______
    CERTIFICATE            DESTROYED ______ OTHER.

Complete this section if   Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance            ______Certificate of Insurance at no charge
or duplicate policy to
replace a lost or                   ______Full duplicate policy at a charge of $25
misplaced policy. If a
full duplicate policy is   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
being requested, a check   policy to AGL for cancellation.
or money order for $25
payable to AGL must be
submitted with this
request.

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[ ] DOLLAR COST        6.  Day of the month for transfers____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)        Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    ($5,000 MINIMUM        DCA to be made from the following investment option: ________________________________________
    BEGINNING              Transfer: $____________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be           AIM Variable Insurance Funds
systematically             (510) AIM V.I. International Growth  $ __________  Neuberger Berman Advisers Management Trust
transferred from any one   (675) AIM V.I. Core Equity*          $ __________  (537) Mid-Cap Growth                      $ _________
investment option and      The Alger American Fund                            Oppenheimer Variable Account Funds
directed to one or more    (513) Alger American Leveraged AllCap$ __________  (538) Oppenheimer Balanced                $ _________
of the investment options  (512) Alger American MidCap Growth   $ __________  (539) Oppenheimer Global Securities       $ _________
below. The AGL Declared    American Century Variable Portfolios, Inc.         PIMCO Variable Insurance Trust
Fixed Interest Account is  (514) VP Value                       $ __________  (680) PIMCO CommodityRealReturn Strategy  $ _________
not available for DCA.     Credit Suisse Trust                                (541) PIMCO Real Return                   $ _________
Please refer to the        (515) Small Cap Growth               $ __________  (540) PIMCO Short-Term                    $ _________
prospectus for more        Dreyfus Investment Portfolios                      (542) PIMCO Total Return                  $ _________
information on the DCA     (516) MidCap Stock*                  $ __________  Pioneer Variable Contracts Trust
option.                    Dreyfus Variable Investment Fund                   (679) Mid Cap Value VCT                   $ _________
                           (518) Developing Leaders*            $ __________  Putnam Variable Trust
NOTE: DCA is not           (517) Quality Bond*                  $ __________  (543) Putnam VT Diversified Income        $ _________
available if the           Fidelity Variable Insurance Products               (544) Putnam VT Growth and Income*        $ _________
Automatic Rebalancing      (522) VIP Asset Manager              $ __________  (545) Putnam VT Int'l Growth and Income   $ _________
option has been chosen.    (521) VIP Contrafund                 $ __________  SunAmerica Series Trust
                           (519) VIP Equity-Income              $ __________  (547) Aggressive Growth                   $ _________
* These investment         (676) VIP Freedom 2020               $ __________  (546) SunAmerica Balanced                 $ _________
options are available      (677) VIP Freedom 2025               $ __________  The Universal Institutional Funds, Inc.
only for owners whose      (678) VIP Freedom 2030               $ __________  (548) Equity Growth*                      $ _________
policies were effective    (520) VIP Growth                     $ __________  (549) High Yield*                         $ _________
before 5/1/06.             (523) VIP Mid Cap                    $ __________  VALIC Company I
                           Franklin Templeton Variable Insurance Products     (550) International Equities              $ _________
                            Trust                                             (551) Mid Cap Index                       $ _________
                           (526) FT Foreign Securities          $ __________  (552) Money Market I                      $ _________
                           (525) FT Mutual Shares Securities    $ __________  (553) Nasdaq-100 Index                    $ _________
                           (527) FT Small Cap Value Securities  $ __________  (556) Science & Technology                $ _________
                           (524) FT U.S. Government             $ __________  (555) Small Cap Index                     $ _________
                           Janus Aspen Series                                 (554) Stock Index                         $ _________
                           (528) International Growth           $ __________  Van Kampen Life Investment Trust
                           (530) Mid Cap Growth                 $ __________  (559) Growth and Income                   $ _________
                           (529) Worldwide Growth*              $ __________  Vanguard Variable Insurance Fund
                           J.P. Morgan Series Trust II                        (557) High Yield Bond                     $ _________
                           (531) JPMorgan Small Company         $ __________  (558) REIT Index                          $ _________
                           MFS Variable Insurance Trust                       Other: ___________________________        $ _________
                           (535) MFS Capital Opportunities*     $ __________
                           (533) MFS Emerging Growth*           $ __________
                           (536) MFS New Discovery              $ __________
                           (534) MFS Research                   $ __________

                           ______ INITIAL HERE TO REVOKE DCA ELECTION.

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AGLC101335                                                      PAGE 3 OF 5                                                  REV0506
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[ ] AUTOMATIC          7.  Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
                                        (Division Name or Number)                            (Division Name or Number)
($5,000 minimum            ______% : _________________________________________    _______% : ______________________________________
accumulation value) Use
this section to apply for  ______% : _________________________________________    _______% : ______________________________________
or make changes to
Automatic Rebalancing of   ______% : _________________________________________    _______% : ______________________________________
the variable divisions.
Please refer to the        ______% : _________________________________________    _______% : ______________________________________
prospectus for more
information on the         ______% : _________________________________________    _______% : ______________________________________
Automatic Rebalancing
Option.                    ______% : _________________________________________    _______% : ______________________________________

Note: Automatic            ______% : _________________________________________    _______% : ______________________________________
Rebalancing is not
available if the Dollar    ______% : _________________________________________    _______% : ______________________________________
Cost Averaging option has
been chosen.               ______% : _________________________________________    _______% : ______________________________________

See investment option      ______% : _________________________________________    _______% : ______________________________________
restrictions in Box 3
above.                     ______% : _________________________________________    _______% : ______________________________________

                           ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[ ] AUTHORIZATION      8.  I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS       instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest
                           Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or    Initial the designation you prefer:
revoking current
telephone or e-service     ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.
                           ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus.
                           This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                           ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE        9.  Name of Insured for whom this correction is submitted: ____________________________________

Use this section to        Correct DOB: ________/________/________
correct the age of any
person covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

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[ ] TRANSFER OF       10.                                      (Division Name or Number)            (Division Name or Number)
    ACCUMULATED
    VALUES                 Transfer $ ______ or ______% from ________________________________ to _________________________________.

Use this section if you    Transfer $ ______ or ______% from ________________________________ to _________________________________.
want to move money
between divisions. The     Transfer $ ______ or ______% from ________________________________ to _________________________________.
minimum amount for
transfers is $500.00.      Transfer $ ______ or ______% from ________________________________ to _________________________________.
Withdrawals from the AGL
Declared Fixed Interest    Transfer $ ______ or ______% from ________________________________ to _________________________________.
Account to a Variable
Division may only be made  Transfer $ ______ or ______% from ________________________________ to _________________________________.
within the 60 days after
a contract anniversary.    Transfer $ ______ or ______% from ________________________________ to _________________________________.
See transfer limitations
outlined in prospectus.    Transfer $ ______ or ______% from ________________________________ to _________________________________.
If a transfer causes the
balance in any division    Transfer $ ______ or ______% from ________________________________ to _________________________________.
to drop below $500, AGL
reserves the right to      Transfer $ ______ or ______% from ________________________________ to _________________________________.
transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See investment option
restrictions in Box 3
above.

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AGLC101335                                                      PAGE 4 OF 5                                                  REV0506
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[ ] REQUEST FOR       11.  ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN            ________ I request a loan in the amount $ ____________.

Use this section to apply  ________ I request the maximum loan amount available from my policy.
for a partial surrender
from or policy loan        Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
against policy values.     percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
For detailed information   Interest Account and Variable Divisions in use.
concerning these two
options please refer to    __________________________________________________________________________________________________
your policy and its
related prospectus. If     __________________________________________________________________________________________________
applying for a partial
surrender, be sure to      __________________________________________________________________________________________________
complete the Notice of
Withholding section of
this Service Request in
addition to this section.

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[ ] NOTICE OF         12.  The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING            subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
Complete this section if   apply by checking the appropriate box below. If you elect not to have withholding apply to your
you have applied for a     distribution or if you do not have enough income tax withheld, you may be responsible for payment of
partial surrender in       estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated
Section 11.                tax are not sufficient.

                           Check one: ______ I do want income tax withheld from this distribution.

                                      ______ I do not want income tax withheld from this distribution.

                           If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

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[ ] AFFIRMATION/      13.  CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section
                           3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to
Complete this section for  any provision of this document other than the certification required to avoid backup withholding.
ALL requests.
                           Dated at______________________________ this _______ day of___________________________, ________________.
                                   (City, State)


                           X                                                    X
                           ________________________________________________     ___________________________________________________
                           SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS


                           X                                                    X
                           ________________________________________________     ___________________________________________________
                           SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS


                           X                                                    X
                           ________________________________________________     ___________________________________________________
                           SIGNATURE OF ASSIGNEE

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